Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas S. Green, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avid Bioservices, Inc. on Form 10-Q for the quarter ended October 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Avid Bioservices, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avid Bioservices, Inc. at the dates and for the periods indicated.

Dated: December 10, 2024	Signed: /s/ Nicholas S. Green

Nicholas S. Green

President and Chief Executive Officer

(Principal Executive Officer)

I, Daniel R. Hart, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Avid Bioservices, Inc. on Form 10-Q for the quarter ended October 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Avid Bioservices, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Avid Bioservices, Inc. at the dates and for the periods indicated.

Dated: December 10, 2024	Signed: /s/ Daniel R. Hart

Daniel R. Hart

Chief Financial Officer

(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Avid Bioservices, Inc. and will be retained by Avid Bioservices, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Avid Bioservices, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.